Exhibit 10.1

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT					1. CONTRACT ID CODE		PAGE OF PAGES
							1	1
2. AMENDMENT/MODIFICATION NO.			3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.		5. PROJECT NO. (If applicable)
P00003			07/25/2021
6. ISSUED BY		CODE	ASPR-BARDA	7. ADMINISTERED BY (If other than Item 6)		CODE	ASPR-BARDA
ASPR-BARDA 200 Independence Ave., S.W. Room 640-G Washington DC 20201				ASPR-BARDA US DEPT OF HEALTH & HUMAN SERVICES BIOMEDICAL ADVANCED RESEACH & DEVELOPMENT AUT 200 INDEPENDENCE AVE, S.W. Washington DC 20201
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)				(x)	9A. AMENDMENT OF SOLICITATION NO.
T2 BIOSYSTEMS, INC. 1512719 Attn: STEPHEN HAGAN T2 BIOSYSTEMS, INC. 101 HARTWE 101 HARTWELL AVE LEXINGTON MA 024213125
9B. DATED (SEE ITEM 11)

				x	10A. MODIFICATION OF CONTRACT/ORDER NO. 75A50119C00053

10B. DATED (SEE ITEM 13)
CODE	1512719	FACILITY CODE			09/30/2019
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
☐The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers					☐is extended.		☐is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning                          copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted , or (c) By separate letter or electronic communication which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by letter or electronic communication, provided each letter or electronic communication makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required)
See Schedule
13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
CHECK ONE	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation data, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

X	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: FAR 52.243-2 Changes – Cost Reimbursement, Alt V (Apr 1984)
D. OTHER (Specify type of modification and authority)
E. IMPORTANT:		Contractor	☐is not	☒is required to sign this document and return	1	copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

Tax ID Number: 20-4827488

DUNS Number: 803126320

The purpose of this modification is to modify extend the period of performance from July 24, 2021 to October 16, 2021 with NO ADDITIONAL COST to the Government. In addition, this modification will modify the following Articles: B.3 Option Periods; G.1 Contracting officer; F.2 Deliverables; as well as update Section J with Attachment #1 - Statement of Work, dated April 9, 2021.

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED	PAGE OF
	75A50119C00053/P00003	2	6

Period or Performance: 09/25/2019 to 10/16/2021

The period of performance [Option One] will be extended from July 24, 2021 to October 16, 2021.

Continued ...

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A.NAME AND TITLE OF SIGNER (Type or print)		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

Alec Barclay, Chief Operations Officer		ROSHAWN K. MAJORS

15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA		16C. DATE SIGNED
/S/ ALEC BARCLAY	04/30/2021	Roshawn K. Simpson-S	Digitally signed by Roshawn K. Simpson-S Date: 2021.05.04 10:02:52-04’00’	04/30/2021
(Signature of person authorized to sign)		(Signature of Contracting Officer)

Previous edition unusable		STANDARD FORM 30 (REV. 11/2016)
Prescribed by GSA FAR (48 CFR) 53.243

NAME OF OFFEROR OR CONTRACTOR

T2 BIOSYSTEMS, INC. 1512719

ITEM NO.	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE,	AMOUNT
(A)	(B)	(C)	(D)	(E)	(F)
The contract current value (BARDA only) remains as [***]
The contract current obligated amount (BARDA) remains as [***]
The overall contract value (BARDA) remains at $68,952,025.00 [UNCHANGED]
The overall contract period of performance is changed from [***]

NSN 7540-01-152-8067					OPTIONAL FORM 336 (4-86)
Sponsored by GSA
FAR (48 CFR) 53.110

Contract No: 75A50119C00053 Modification No: P0002	SPECIAL PROVISIONS	Page 3 of 6

SUPPLEMENTAL AGREEMENT

**RED BOLD font denotes applicable changes

Beginning with the effective date of this modification, the Government and the Contractor mutually agree as follows:

Under SECTION B – SUPPLIES OR SERVICES AND PRICES/COSTS, ARTICLE B.3 is hereby modified to reflect the following:

ARTICLE B.3 OPTION PERIODS

B.3 COST REIMBURSMENT OPTIONS [table]

Option	CLIN	Period of Performance	Supplies/Services	BARDA Estimated Not to Exceed	T2 Estimated Not to Exceed	Overall Total Estimated Not to Exceed
1	0002	[***]	Option 1 Period: [***]	$10,495,783	$[***]	$[***]
2	0003	[***]	Option 2 Period: [***]	$[***]	$[***]	$[***]

Contract No: 75A50119C00053 Modification No: P0002	SPECIAL PROVISIONS	Page 4 of 6

3	0004	[***]	Option 3 Period: [***]	$[***]	$[***]	$[***]
4	0005	[***]	Option 4 Period: [***]	$[***]	$[***]	$[***]
5	0006	[***]	Option 5 Period: [***]	$[***]	$[***]	$[***]
6	0007	[***]	Option 6 Period: [***]	$[***]	$[***]	$[***]

[***] – Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

Contract No: 75A50119C00053 Modification No: P0002	SPECIAL PROVISIONS	Page 5 of 6

Optional Services	0008	[***]	[***]	$[***]	$[***]	$[***]
		TOTALS	Only option years	$[***]	$[***]	$[***]
		TOTALS	Base + options	$[***]	$[***]	$[***]

All other contract terms under Section B remains unchanged.

Under SECTION C - DESCRIPTION/SPECIFICATIONS/WORK STATEMENT, Statement of Work is hereby modified to reflect Attachment # 1 dated April 9, 2021 in Section J of this contract.

All other contract terms under Section C remains unchanged.

Under SECTION F – DELIVERIES OR PERFORMANCE, is hereby modified to reflect the following:

ARTICLE F. 2 DELIVERABLES

Successful performance of the final contract shall be deemed to occur upon completion of performance of the work set forth in the Statement of Work dated April 9, 2021, set forth in Section J - List of Attachments of this contract and upon delivery and acceptance, as required by the Statement of Work, by the COR, of each of the deliverables described in Section C, Section F, and Section J.

All other contract terms under Section F remains unchanged.

[***] – Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

Contract No: 75A50119C00053 Modification No: P0002	SPECIAL PROVISIONS	Page 6 of 6

Under SECTION G – CONTRACT ADMINISTRATION DATA is hereby modified to reflect the following:

G.1. CONTRACTING OFFICER

The following Contracting Officers (CO) will represent the Government for the purpose of this contract:

Roshawn Washington (Simpson)

U.S. Department of Health & Human Services

Office of the Assistant Secretary for Preparedness and Response (ASPR)

Biomedical Advanced Research and Development Authority (BARDA)

Division of Contract Management and Acquisition (DCMA)

O’Neill House Office Building

Washington, DC 20515

202-868-9276 (Direct)

roshawn.simpson@hhs.gov

Under SECTION J LIST OF ATTACHMENTS is hereby modified to reflect the following:

1.	STATEMENT OF WORK

Statement of Work, dated April 9, 2021, 28 pages

All other contract terms under Section J remains unchanged.

CONTRACTOR’S STATEMENT OF RELEASE

In consideration of the modification(s) agreed to herein as complete and equitable adjustments of any sort are NOT due from Contractor's revision of Section J, Attachment 1 – Statement of Work, dated April 9, 2021.  The Contractor hereby releases the Government from any and all liability under the contract for further equitable adjustments attributable to such facts or circumstances as a result of this action.

[***] – Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

ATTACHMENT #1

DATE APRIL 9, 2021

All other contract terms remain unchanged.

END OF MODIFICATION P00003

ATTACHMENT 1

Biomedical Advanced Research and Development Authority (BARDA) Broad Agency Announcement (BAA) (Solicitation   #BAA-18-100-SOL-00003)

Advanced Research and Development of Chemical, Biological, Radiological, and Nuclear Medical Countermeasures

RAPID, HIGH-THROUGHPUT, MULTIPLEXED DETECTION OF BIOTHREAT SPECIES ID AND RESISTANCE GENES USING T2MR

Topic Area of Interest No. [7.2.4 & 7.3.3] Statement of Work DATED April 9, 2021 (Diagnostics/Devices Product Development)

STATEMENT OF WORK

[***]

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